Exhibit No. 10.11.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 14, 2014, by and among PDC ENERGY, INC., a Nevada corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of May 21, 2013 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1    Additional Definitions. The following definitions are hereby added to Section
1.01 of the Credit Agreement in appropriate alphabetical order:

“Impacted Interest Period” has the meaning assigned to it in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded upward to four decimal places) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBO Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“RNG” means Riley Natural Gas Company, a West Virginia corporation.

1.2    Amended Definitions. The following definitions in Section 1.01 shall be and they hereby are amended and restated in their entirety as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, with respect to the determination of the Alternate Base Rate, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal

Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period, the London interbank offered rate administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (the “LIBO Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, (x) if any LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (y) if the LIBO Screen Rate shall not be available at such time such Interest Period (an “Impacted Interest Period”), then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.14 in the event that the Administrative Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate.

Marcellus JV Services Agreement” means that certain Transition, Administrative and Marketing Services Agreement dated as of October 29, 2009 among the Borrower, RNG, PDC Eastern, PDC Mountaineer, PDC Mountaineer Operating, LLC and Marcellus JV Investor Partner relating to the Marcellus Joint Venture, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted hereunder.

1.3    Disposition of RNG. Section 7.03 of the Credit Agreement shall be amended by deleting the period “.” at the end of clause (a)(vii)(6) of such Section and replacing it with “; and”, and inserting the following after clause (a)(vii)(6) of such Section:

(viii) Borrower may Dispose of all (but not less than all) of the Equity Interests of RNG or all or substantially all of RNG’s assets in any transaction or series of related transactions; and

1.4    Fundamental Changes. Section 7.03 of the Credit Agreement shall be amended by deleting clause (viii) at the end of such Section and replacing is with the following as clause (c) of such Section:

(c)    the Borrower or any Restricted Subsidiary may enter into Hedge
Modifications solely to the extent required under Section 6.16.

1.5 Release of Guarantor. Article VIII of the Credit Agreement shall be and it hereby is amended by adding the following at the end of such Article:

Section 8.15. Release of Guarantor. So long as no Default shall have occurred and be continuing, upon the consummation of the Disposition of Riley Natural Gas in accordance with clause (viii) of Section 7.03(a), RNG (i) shall be automatically released from its obligations under the Loan Documents, including its obligations as a Guarantor under Article VIII of the Credit Agreement and as a Grantor under the Pledge Agreement, and (b) all Liens on and security interests in the assets of, and the Equity Interests in, RNG granted to the Administrative Agent under the Loan Documents (including, without limitation, the Pledge Agreement) shall automatically be released and terminated.

SECTION 2.    Redetermined Borrowing Base. This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the First Amendment Effective Date, the Borrowing Base is $450,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the next Redetermination of the Borrowing

Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3.    Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the redetermination of the Borrowing Base contained in Section 2 of this Amendment, shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1    Execution and Delivery. Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2    No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3    Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4.    Post-Closing Covenant. Within ninety (90) days following the date hereof (or such longer period as permitted by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent Mortgages and title information with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.11 and 6.12 of the Credit Agreement, in form and substance satisfactory to the Administrative Agent.

SECTION 5.    Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1    Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

5.2    Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

5.3    Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4    No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6.    Miscellaneous.

6.1    Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

6.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3    Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this

Amendment and all related documents.

6.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.7    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York without regard to conflicts of law .

[Remainder of Page Intentionally Blank. Signature Pages Follow.]
IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PDC ENERGY, INC.

By:
Name:
Title:

GUARANTOR:

RILEY NATURAL GAS COMPANY

By:
Name:
Title:

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By:
Name:
Title:	Authorized Officer

Signature Page

BANK OF AMERICA, N.A., as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

BANK OF MONTREAL, as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

Signature Page

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By:
Name:
Title:

Signature Page

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Signature Page

SCOTIABANC INC.,
as a Lender

By:
Name:
Title:

Signature Page

BOKF, NA,
as a Lender

By:
Name:
Title:

Signature Page

CAPITAL ONE, N.A.,
as a Lender

By:
Name:
Title:

Signature Page

COMERICA BANK,
as a Lender

By:
Name:
Title:

Signature Page

NATIXIS,
as a Lender

By:
Name:
Title:

Signature Page

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

Signature Page

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 30, 2015, by and among PDC ENERGY, INC., a Delaware corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of May 21, 2013 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1.     Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1 Amended Definition. The following definition in Section 1.01 shall be and it hereby is amended and restated in its entirety as follows:
“Maturity Date” means (a) May 21, 2020 and (b) any earlier date on which the Commitments are reduced to zero or otherwise terminated as permitted herein.
SECTION 2.     Redetermined Borrowing Base. This Amendment shall constitute notice of the Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and the Administrative Agent, the Lenders, Borrower and the Guarantors hereby acknowledge that effective as of the Second Amendment Effective Date, the Borrowing Base is $700,000,000, and such redetermined Borrowing Base shall remain in effect until the earlier of (i) the next Redetermination of the Borrowing Base and (ii) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 2 constitutes the Scheduled Redetermination, which otherwise would have occurred on or about November 1, 2015 pursuant to Section 3.02 of the Credit Agreement.
SECTION 3.     Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the redetermination of the Borrowing Base contained in Section 2 of this Amendment, shall be effective upon the satisfaction of each of the conditions set forth in this Section 3 (the date on which each such condition has been satisfied is referred to herein as the “Second Amendment Effective Date”).
3.1     Execution and Delivery. Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.
3.2     No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
3.3     Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

3.4     Fees. Borrower and the Administrative Agent shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent shall have received, for its own account and for the account of the Lenders, the fees separately agreed upon in such fee letter.
SECTION 4.     Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:
4.1     Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).
4.2     Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.
4.3     Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
4.4     No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5.     Post-Closing Covenant. Within forty-five (45) days following the Second Amendment Effective Date (or such longer period as permitted by Administrative Agent in its sole discretion), Borrower shall deliver to Administrative Agent (a) Mortgages and title information, in each case, reasonably satisfactory to Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.11 and 6.12 of the Credit Agreement.
SECTION 6.     Miscellaneous.
6.1     Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.
6.2     Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.3     Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
6.4     Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
6.5     Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.6     Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
6.7     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York without regard to conflicts of law.
[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PDC ENERGY, INC.

By:
Name:
Title:

GUARANTOR:

RILEY NATURAL GAS COMPANY

By:
Name:
Title:

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By:
Name:
Title:	Authorized Officer

Signature Page

BANK OF AMERICA, N.A., as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

BANK OF MONTREAL, as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

Signature Page

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By:
Name:
Title:

Signature Page

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Signature Page

SCOTIABANC INC.,
as a Lender

By:
Name:
Title:

Signature Page

BOKF, NA,
as a Lender

By:
Name:
Title:

Signature Page

CAPITAL ONE, N.A.,
as a Lender

By:
Name:
Title:

Signature Page

COMERICA BANK,
as a Lender

By:
Name:
Title:

Signature Page

NATIXIS,
as a Lender

By:
Name:
Title:

Signature Page

TEXAS CAPITAL BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

Signature Page

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:
Name:
Title:

Signature Page